Inventories	6 Months Ended
Jun. 30, 2024
Classes of current inventories [abstract]
Inventories
8 Inventories
Inventories are comprised of the following:

	As of
In thousands of USD	December 31, 2023	June 30, 2024
Merchandise available for sale	10,868	8,277
Less: Provision for slow moving and obsolete inventories	(1,169)	(1,038)
Total Inventories	9,699	7,239
The total cost of inventory, which consists primarily of the purchase price of customer products, recognized as an expense in the interim consolidated profit or loss for the six months ended June 30, 2024 was USD32,129 thousand. The total cost of revenue recognized as an expense in the interim consolidated profit or loss for the six months ended June 30, 2024 amounted to USD32,604 thousand and consists primarily of the cost of inventory.
The amount of write-down of inventories recognized in the consolidated profit or loss was USD575 thousand. The amount of reversal of write-down recognized as reduction in the amount of inventories recognized as an expense in the consolidated profit or loss was USD159 thousand. The reversal of write-down primarily arises from our ability to increase the net realizable value of certain inventory items through price increases, driving higher margins.